Goodwill And Other Intangibles	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangibles
NOTE 10. GOODWILL AND OTHER INTANGIBLES
Goodwill
Changes in the carrying amount of our goodwill for the year ended December 31, 2014 were as follows (in thousands):

	U.S. Branded Pharmaceuticals	U.S. Generic Pharmaceuticals	International Pharmaceuticals	Total Consolidated
Balance as of December 31, 2013:
Goodwill	$290,793	$275,201	$—	$565,994
Accumulated impairment losses	—	—	—	—
	$290,793	$275,201	$—	$565,994
Goodwill acquired during the period	841,139	796,436	738,862	2,376,437
Effect of currency translation	—	—	(42,844)	(42,844)
Balance as of December 31, 2014:
Goodwill	1,131,932	1,071,637	696,018	2,899,587
Accumulated impairment losses	—	—	—	—
	$1,131,932	$1,071,637	$696,018	$2,899,587

On February 24, 2015, the Board of Directors approved a plan to sell the Company’s AMS business. At this time, goodwill related to our Devices segment of $863.0 million and $806.8 million as of December 31, 2014 and 2013, respectively, net of impairment, became part of the disposal group and is included in Assets held for sale in the Consolidated Balance Sheets. The change in the goodwill balance from December 31, 2013 to December 31, 2014 was related to an increase of goodwill relating to acquisitions of approximately $62.0 million offset by a decrease relating to the effects of currency translation of approximately $5.8 million.
Other Intangible Assets
The following is a summary of other intangibles held by the Company at December 31, 2014 and December 31, 2013 (in thousands):

Cost basis:	Balance as of December 31, 2013	Acquisitions (1)	Impairments (2)	Other (3)	Effect of Currency Translation	Balance as of December 31, 2014
Indefinite-lived intangibles:
In-process research and development	$67,400	$173,700	$(5,900)	$(45,000)	$(5,602)	$184,598
Total indefinite-lived intangibles	$67,400	$173,700	$(5,900)	$(45,000)	$(5,602)	$184,598
Definite-lived intangibles:
Licenses (weighted average life of 9 years)	$587,127	$—	$—	$77,240	$—	$664,367
Tradenames (weighted average life of 15 years)	20,000	1,500	—	—	(185)	21,315
Developed technology (weighted average life of 13 years)	838,901	1,470,172	(23,500)	5,812	(48,169)	2,243,216
Total definite-lived intangibles (weighted average life of 12 years)	$1,446,028	$1,471,672	$(23,500)	$83,052	$(48,354)	$2,928,898
Total other intangibles	$1,513,428	$1,645,372	$(29,400)	$38,052	$(53,956)	$3,113,496

Accumulated amortization:	Balance as of December 31, 2013	Amortization	Impairments (2)	Other (3)	Effect of Currency Translation	Balance as of December 31, 2014
Indefinite-lived intangibles:
In-process research and development	$—	$—	$—	$—	$—	$—
Total indefinite-lived intangibles	$—	$—	$—	$—	$—	$—
Definite-lived intangibles:
Licenses	$(357,439)	$(68,974)	$—	$—	$—	$(426,413)
Tradenames	(4,088)	(1,378)	—	—	4	(5,462)
Developed technology	(204,435)	(148,360)	3,190	—	1,177	(348,428)
Total definite-lived intangibles	$(565,962)	$(218,712)	$3,190	$—	$1,181	$(780,303)
Total other intangibles	$(565,962)	$(218,712)	$3,190	$—	$1,181	$(780,303)
Net other intangibles	$947,466					$2,333,193
__________

(1)	Includes intangible assets acquired in connection with the acquisitions of Boca, Paladin, Sumavel® DosePro®, Somar, DAVA and Natesto™. See Note 5. Acquisitions for further information.

(2)
We assessed the value of certain other in-process research and development assets and determined that approximately $5.9 million was impaired. The $23.5 million impairment relates to the write-off of a definite-lived license intangible asset related to Opana® ER. See further information below under the caption “Impairments.”

(3)
On March 6, 2014, we announced that the FDA approved Aveed® for the treatment of hypogonadism in adult men. Upon approval, the Company reclassified the intangible asset, with a balance of $35.0 million, from IPR&D to Licenses. At this time, the Company also capitalized an additional milestone payment of $5.0 million related to the approval of Aveed®. See Note 11. License and Collaboration Agreements for further information. Pursuant to the Company’s Voltaren® Gel Agreement with Novartis, we renewed the agreement for an additional one-year period during 2014, and as a result, we capitalized an intangible asset valued at $37.5 million. See Note 11. License and Collaboration Agreements for further information. During the third quarter of 2014, certain IPR&D assets totaling $10.0 million were put into service. During the third quarter of 2014, the Company divested its Canadian rights to Oralair, an intangible asset acquired during the Paladin acquisition, for total proceeds of approximately $4.2 million.

Amortization expense for the years ended December 31, 2014, 2013 and 2012 totaled $218.7 million, $124.1 million and $147.5 million, respectively. Estimated amortization of intangibles for the five years subsequent to December 31, 2014 is as follows (in thousands):

2015	$253,391
2016	$203,218
2017	$194,225
2018	$193,959
2019	$178,670

Changes in the gross carrying amount of our other intangibles for the year ended December 31, 2014 were as follows (in thousands):

Gross Carrying Amount
December 31, 2013	$1,513,428
Aveed® approval milestone	5,000
Paladin acquisition	674,248
Boca acquisition	140,900
Sumavel acquisition	90,024
Somar acquisition	169,300
DAVA acquisition	514,900
Natesto™ acquisition	56,000
Intangible assets sold	(4,448)
Voltaren® Gel license extension	37,500
Opana® ER license write-off	(23,500)
Other in-process research and development asset impairment	(5,900)
Effect of currency translation	(53,956)
December 31, 2014	$3,113,496

The December 31, 2013 amounts above related to both the gross amount and related accumulated amortization for license intangible assets within the Other Intangible Assets summary and the total other intangible gross amount within the Gross Carrying Amount roll-forward have been revised from amounts previously disclosed within our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on March 3, 2014. The purpose of this revision was to remove approximately $47.1 million from both the gross amount and corresponding accumulated amortization for intangible assets that were fully amortized as of December 31, 2013. These adjustments had no impact on the reported net other intangible assets and the revision did not impact the Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Comprehensive (Loss) Income or Consolidated Statements of Cash Flows as of and for the year ended December 31, 2013.
Impairments
Endo tests goodwill and indefinite-lived intangible assets for impairment annually, or more frequently whenever events or changes in circumstances indicate that the asset might be impaired.
The assets and liabilities of the HealthTronics business are classified as held for sale in the Consolidated Balance Sheets as of December 31, 2013, and the assets and liabilities of the AMS business are classified as held for sale in the Consolidated Balance Sheets for all periods presented. The operating results of these businesses are reported as Discontinued operations, net of tax in the Consolidated Statements of Operations for all periods presented. For additional information, and for a discussion of significant asset impairment charges related to these businesses, see Note 3. Discontinued Operations.
Endo has historically concluded that an income approach using a discounted cash flow model was an appropriate valuation methodology to determine each reporting unit’s fair value for goodwill impairment testing and each asset’s fair value for indefinite-lived intangible asset impairment testing. This conclusion was based upon market conditions, and, in some cases, a lack of comparable market transactions for similar assets. In connection with our October 1, 2014 annual goodwill and indefinite-lived intangible assets impairment test, we utilized a similar valuation methodology, except for the testing of our AMS and Litha reporting units. For these reporting units, we relied primarily on a market approach but also tested their respective fair values using a discounted cash flow model.
Our Litha reporting unit represents our ownership stake in Litha, a company traded publicly on the Johannesburg Stock Exchange. For this reporting unit, our conclusion to use a market approach was based on the availability of fair value information resulting from the value implied by our buy-out of the remaining noncontrolling interest of Litha, which was approved by Litha shareholders on December 18, 2014. This transaction is further described in Note 22. Subsequent Events.
Our discounted cash flow models are highly reliant on various assumptions, including estimates of future cash flow (including long-term growth rates), discount rate, and expectations about variations in the amount and timing of cash flows and the probability of achieving the estimated cash flows. These assumptions are based on significant inputs not observable in the market and thus represent Level 3 measurements within the fair value hierarchy. Where an income approach was utilized, the discount rates applied to the estimated cash flows for our October 1, 2014, 2013 and 2012 annual goodwill and indefinite-lived intangible assets impairment test ranged from 8.5% to 15.5%, from 9.5% to 14.5% and from 9.5% to 10.0%, respectively, depending on the overall risk associated with the particular assets and other market factors. We believe the discount rates and other inputs and assumptions are consistent with those that a market participant would use.
In order to assess the reasonableness of the calculated fair values of our reporting units, we also compare the sum of the reporting units’ fair values to Endo’s market capitalization and calculate an implied control premium (the excess sum of the reporting unit’s fair values over the market capitalization) or an implied control discount (the excess sum of total invested capital over the sum of the reporting unit’s fair values). The Company evaluates the implied control premium or discount by comparing it to control premiums or discounts of recent comparable market transactions, as applicable. If the control premium or discount is not reasonable in light of comparable recent transactions, or recent movements in the Company’s share price, we reevaluate the fair value estimates of the reporting units by adjusting discount rates and/or other assumptions. This re-evaluation could correlate to different implied fair values for certain or all of the Company’s reporting units. The results of our 2014 Step I analyses showed the fair values of each of our reporting units exceeded their respective carrying amounts.
Results of 2013 Annual Impairment Testing
The results of our 2013 Step I analyses showed that the fair values of the Pain, UEO and Generics reporting units exceeded their respective carrying amounts. The excess of fair value over carrying amount for the UEO and Generics reporting units as of October 1, 2013 was $904.7 million and $1.6 billion, respectively, which was more than 100% of each reporting unit’s carrying amount.
The Pain reporting unit had a negative book value as of October 1, 2013. Accordingly, we also considered other qualitative and quantitative factors to determine whether the goodwill associated with this reporting unit was more likely than not impaired. The factors we considered included market dynamics regarding the current product portfolio, the likelihood of technical, regulatory, and commercial success for certain pipeline products, and the estimated fair value of the Pain reporting unit’s intangible assets. Based on these considerations, the Company concluded it was more likely than not that the goodwill associated with this reporting unit was not impaired as of October 1, 2013.
Results of 2012 Annual Impairment Testing
The results of our 2012 Step I analyses showed that the fair values of the Pain, UEO and Generics reporting units exceeded their respective carrying amounts. The excess of fair value over carrying amount for each of these reporting units as of October 1, 2012 ranged from approximately 70% to more than 100% of carrying amount or $355.8 million to $1.5 billion, respectively.
The results of the analysis for the Urology Services reporting unit, which held $139.9 million of goodwill as of October 1, 2012, showed fair value that exceeded its carrying amount by 8% or $16.4 million.
A summary of significant other intangible asset impairment charges by reportable segment for the three years ended December 31, 2014 is included below.
U.S. Branded Pharmaceuticals Segment
As part of the 2014 year-end financial close and reporting process, the Company concluded that an impairment assessment was required to evaluate the recoverability of a definite-lived license intangible asset related to Opana® ER. After performing these assessments, we recorded a pre-tax non-cash impairment charge of $12.3 million, representing the remaining carrying amount of this asset.
Pursuant to the Sanctura XR® Amended and Restated License, Commercialization and Supply Agreement with Allergan USA, Inc. (Allergan), the Company's Endo Pharmaceuticals Solutions Inc. (EPSI) subsidiary receives royalties based on net sales of Sanctura XR® made by Allergan. Following a lengthy patent litigation which began in 2009, the court ultimately found the patents covering Allergan’s Sanctura XR® (trospium chloride) extended-release capsules were invalid in June 2012. As part of our first quarter 2012 financial close and reporting process, the Company concluded that an impairment assessment was required to evaluate the recoverability of the indefinite-lived intangible asset. The Company assessed the recoverability of this asset and determined the fair value of the Sanctura XR® intangible asset to be $21.6 million at March 31, 2012. Accordingly, the Company recorded a pre-tax non-cash impairment charge of $40.0 million in March 2012, representing the difference between the carrying amount of the intangible asset and its estimated fair value at March 31, 2012.
In October 2012, Watson announced that it had received FDA approval for its generic version of Sanctura XR® and that it intended to begin shipping its product immediately. As a result, the Company reevaluated the recoverability of the asset and determined that an impairment existed. The fair value of the Sanctura XR® intangible asset was determined to be $5.0 million at September 30, 2012. Accordingly, the Company recorded an additional pre-tax non-cash impairment charge of $11.2 million in September 2012. The remaining net book value was amortized in its entirety by December 31, 2012, commensurate with the expected rate of erosion due to generic competition.
U.S. Generic Pharmaceuticals Segment
As part of our annual definite-lived intangible asset impairment review process for 2013, the Company determined that the fair values of certain Qualitest IPR&D assets were less than the respective carrying amounts. Accordingly, in the fourth quarter of 2013, we recorded a pre-tax non-cash impairment charge of $17.0 million representing the full carrying amount of the assets.
Former Devices Segment
As discussed in Note 3. Discontinued Operations, as a result of the 2013 Step II analysis, we determined that the carrying amounts of certain AMS IPR&D intangible assets were impaired. This determination was based primarily on lower than initially expected revenue and profitability levels over a sustained period of time and downward revisions to management’s short-term and long-term forecasts. Accordingly, during 2013 we recorded pre-tax non-cash impairment charges of $12.0 million to impair the IPR&D assets, representing the difference between the fair values and the carrying amounts. Of this $12.0 million impairment charge, approximately $6.0 million was related to assets included in assets held for sale in the Consolidated Balance Sheets and was recorded as Discontinued operations, net of tax in the Consolidated Statements of Operations.